JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

July 20, 2015
Dear Contract Owner:
Enclosed is a notice of a Special Meeting of Members of the JNL/Mellon Capital 25 Fund (the "MC 25 Fund" or the "Acquired Fund"), a series of JNL Variable Fund LLC ("VF LLC").  The Special Meeting of Members of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on August 31, 2015, at 10:30 a.m., Eastern Time (the "Meeting").  At the Meeting, the members of the Acquired Fund will be asked to approve the proposal described below.
The VF LLC's Board of Managers (the "VF LLC Board") called the Meeting to request member approval of the reorganization (the "Reorganization") of the Acquired Fund into the JNL/S&P 4 Fund (the "Acquiring Fund"), a series of the JNL Series Trust ("JNLST").
The VF LLC Board, after careful consideration, approved this proposal.
Both the Acquired Fund and the Acquiring Fund are managed by Jackson National Asset Management, LLC ("JNAM"), and only the Acquired Fund is sub-advised by an investment sub-adviser.  If the Reorganization is approved and implemented, each person that invests indirectly in an Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.
Pending member approval, on September 25 , 2015 or on such later date as may be deemed necessary in the judgment of the VF LLC Board and the Board of Trustees of JNLST in accordance with the Plan of Reorganization (the "Closing Date"), you will invest indirectly in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract.

You may wish to take actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions ("Divisions") of the separate account. You may execute certain changes prior to the Reorganization, in addition to participating in the Reorganization with regard to the Acquiring Fund.

All actions with regard to the Acquired Fund need to be completed by the Closing Date.  In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division.  The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep and Rebalancing Programs (together, the "Programs").  In addition to the Acquiring Fund Division there are other Divisions investing in mutual funds that seek capital appreciation.  If you want to transfer all or a portion of your Contract Value out of the Acquired Fund Division prior to the Reorganization you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, after the Reorganization if you want to transfer all or a portion of your Contract Value out of the Acquiring Fund Division you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge.  You will be provided with an additional notification of this free-transfer policy on or about September 28 , 2015.

If you want to change your allocation instructions as to your future premium payments or the Programs, or if you require summary descriptions of the other underlying funds and Divisions available under your contract or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

For Jackson variable universal life policies:

Jackson® Service Center
P.O. Box 30502
Lansing, Michigan 48909-8002
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

For Jackson New York variable universal life policies:

Jackson of NY® Service Center
P.O. Box 30901
Lansing, MI 48909-8401
1-800-599-5651
www.jackson.com

An owner of a variable annuity contract or certificate that participates in the Acquired Fund through the Divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an "Insurance Company") is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on July 6, 2015.  The attached Notice of Special Meeting of Members and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.
You are cordially invited to attend the Meeting.  Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions.  Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.  Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

/s/Mark D. Nerud

Mark D. Nerud
President and Chief Executive Officer
JNL Series Trust

JNL VARIABLE FUND LLC

JNL/Mellon Capital 25 Fund

1 Corporate Way
Lansing, Michigan 48951
________________________

NOTICE OF SPECIAL MEETING OF MEMBERS
TO BE HELD ON AUGUST 31, 2015
________________________

To the Members:
NOTICE IS HEREBY GIVEN that a Special Meeting of Members of the JNL/Mellon Capital 25 Fund (the "MC 25 Fund" or the "Acquired Fund"), a series of JNL Variable Fund LLC ("VF LLC") will be held on August 31, 2015, at 10:30 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the "Meeting").

The Meeting will be held to act on the following proposals:
1.	To approve the Plan of Reorganization, adopted by the VF LLC's Board of Managers (the "VF LLC Board"), which provides for the reorganization of the MC 25 Fund into the JNL/S&P 4 Fund, a series of the JNL Series Trust.
2.	To transact other business that may properly come before the Meeting or any adjournments thereof.
Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the "Contract Owners") issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an "Insurance Company") who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company ("Separate Account") will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.
You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card.  The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on July 6, 2015.  If you attend the Meeting, you may vote or give your voting instructions in person.
YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY
Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope.  You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.  The VF LLC Board recommends that you vote or provide voting instructions to vote FOR the proposals.

By order of the VF LLC Board,
/s/Mark D. Nerud

Mark D. Nerud
President & Chief Executive Officer

July 20, 2015
Lansing, Michigan

JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

CONTRACT OWNER VOTING INSTRUCTIONS
REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

JNL/MELLON CAPITAL 25 FUND
A SERIES OF THE JNL VARIABLE FUND LLC

TO BE HELD ON AUGUST 31, 2015
DATED:  JULY 20, 2015
GENERAL
These Contract Owner Voting Instructions are being furnished by Jackson National Life Insurance Company ("Jackson National"), or Jackson National Life Insurance Company of New York (each, an "Insurance Company" and, together, the "Insurance Companies"), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the "Contracts") (the "Contract Owners") who, as of July 6, 2015 (the "Record Date"), had net premiums or contributions allocated to the investment divisions of their separate accounts (the "Separate Accounts") that are invested in shares of the JNL/Mellon Capital 25 Fund (the "MC 25 Fund" or "Acquired Fund"), a series of JNL Variable Fund LLC ("VF LLC").
The VF LLC is organized as a Delaware limited liability company and is registered with the SEC as an open-end management investment company.  Under Delaware law and the VF LLC's Certificate of Formation and Operating Agreement, the management of the business and affairs of the VF LLC is the responsibility of the Board of Managers of the VF LLC.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the "Shares") held by its Separate Accounts, as to how it should vote on the reorganization proposal (the "Proposal") to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the "Meeting").  The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a series of the JNL Series Trust ("JNLST") that a Contract Owner should know before completing the enclosed voting instruction card.

These Contract Owner Voting Instructions and the accompanying voting instruction card are being mailed to Contract Owners on or about July 20, 2015.
HOW TO INSTRUCT AN INSURANCE COMPANY
To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope.  Contract Owners also may provide voting instructions by phone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.
If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.
The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract's account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund.  At any time prior to an Insurance Company's voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.
HOW AN INSURANCE COMPANY WILL VOTE
An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions.  Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company. Similarly, the Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners.   As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposal.
OTHER MATTERS
The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting.  If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion.  Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the VF LLC.  The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.
If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.  The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.
It is important that your Contract be represented.  Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope.  You may also provide your voting instructions by telephone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

PROXY STATEMENT

for

JNL/Mellon Capital 25 Fund, a series of the JNL Variable Fund LLC

and

PROSPECTUS

for

JNL/S&P 4 Fund, a series of the JNL Series Trust

Dated
July 20, 2015

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Proxy Statement and Prospectus (the "Proxy Statement/Prospectus") is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the "Contracts") (the "Contract Owners") issued by Jackson National Life Insurance Company ("Jackson National") or Jackson National Life Insurance Company of New York (each, an "Insurance Company" and together, the "Insurance Companies") who, as of July 6, 2015, had net premiums or contributions allocated to the investment divisions of an Insurance Company's separate accounts (the "Separate Accounts") that are invested in shares of beneficial interest in the JNL/Mellon Capital 25 Fund, (the "MC 25 Fund" or the "Acquired Fund"), a series of JNL Variable Fund LLC ("VF LLC"), an open-end management investment company registered with the Securities and Exchange Commission ("SEC"). The purpose of this Proxy Statement/Prospectus is for Members to vote on a Plan of Reorganization, adopted by the VF LLC's Board of Managers, which provides for the reorganization of the MC 25 Fund into the JNL/S&P 4 Fund (the "S&P 4 Fund" or the "Acquiring Fund"), a series of the JNL Series Trust ("JNLST").
This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other members that were invested in the Acquired Fund as of July 6, 2015.  Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Managers of the VF LLC (the "VF LLC Board") of proxies to be used at the Special Meeting of Members of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on August 31, 2015, at 10:30 a.m., Eastern Time, or any adjournment or adjournments thereof (the "Meeting").
THETHE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The proposal described in this Proxy Statement/Prospectus is as follows:
Proposal	Members Entitled to Vote on the Proposal
1.      To approve the Plan of Reorganization, adopted by the VF LLC's Board of Managers, which provides for the reorganization of the MC 25 Fund into the JNL/S&P 4 Fund (the "S&P 4 Fund"), a series of the JNL Series Trust ("JNLST").
Members of the MC 25 Fund
The reorganization referred to in the above proposal is referred to herein as the "Reorganization."  The S&P 4 Fund is herein referred to as the "Acquiring Fund."
This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions.  Additional information about JNLST has been filed with the SEC and is available upon oral or written request without charge.  This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about July 20, 2015.  It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by JNLST.
The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:
1.	The Prospectus and Statement of Additional Information of the VF LLC, each dated April 27, 2015, as supplemented, with respect to the MC 25 Fund (File Nos. 333-68105 and 811-09121);
2.	The Prospectus and Statement of Additional Information of JNLST, each dated April 27, 2015, as supplemented, with respect to the S&P 4 Fund (File Nos. 033-87244 and 811-8894);
3.	The Annual Report to Shareholders of VF LLC with respect to the MC 25 Fund for the fiscal year ended December 31, 2014 (File Nos. 333-68105 and 811-09121);
4.	The Annual Report to Shareholders of JNLST with respect to the S&P 4 Fund for the fiscal year ended December 31, 2014 (File Nos. 033-87244 and 811-8894);
5.	The Statement of Additional Information dated July 20, 2015, relating to the Reorganization (File No. 333- 205060 ).
For a free copy of any of the above documents, please call or write to the phone numbers or address below.
Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in the Annual Reports listed above, which have been furnished to Contract Owners.  Contract Owners may request another copy thereof, without charge, by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by writing JNL Variable Fund LLC, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.
The VF LLC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review proxy material, reports and other information about the VF LLC at the SEC's Public Reference Room in Washington, DC.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Proxy material, reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.

TABLE OF CONTENTS
SUMMARY                                                                                                                                                 1
The Proposed Reorganization                                                                                                                                 1
PROPOSAL:APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE MC 25 FUND INTO THE S&P 4 FUND                        2
Comparative Fee and Expense Tables                                                                                                                           4
Expense Examples                                                                                                                                          4
Portfolio Turnover                                                                                                                                         5
Comparison of Investment Adviser and Sub-Adviser                                                                                                               5
Comparison of Investment Objectives, Principal Policies and Strategies                                                                                               5
Comparison of Principal Risk Factors                                                                                                                           6
Comparison of Fundamental Policies                                                                                                                                     7
Comparative Performance Information                                                                                                                         8
Capitalization                                                                                                                                             10
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION                                                                                                     11
Terms of the Plan of Reorganization                                                                                                                           11
Description of the Securities to Be Issued                                                                                                                      11
VF LLC Board Considerations                                                                                                                                 12
Description of Risk Factors                                                                                                                                 13
Federal Income Tax Consequences of the Reorganization                                                                                                           14
Contingency Plan                                                                                                                                          14
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND                                                                                                      14
Management of JNLST                                                                                                                                     14
The Trust                                                                                                                                              14
The Adviser                                                                                                                                            14
Management Fees                                                                                                                                        15
Additional Information                                                                                                                                     16
Distribution Arrangements                                                                                                                                16
Payments to Broker-Dealers and Financial Intermediaries                                                                                                       17
Investment in JNLST Shares                                                                                                                                17
"Market Timing" Policy                                                                                                                                   18
Share Redemption                                                                                                                                       19
Dividends and Other Distributions                                                                                                                          19
Tax Status                                                                                                                                             19
FINANCIAL HIGHLIGHTS                                                                                                                                    20
VOTING INFORMATION                                                                                                                                       22
The Meeting                                                                                                                                             22
Quorum and Voting                                                                                                                                        22
Required Vote                                                                                                                                              22
Contract Owner Voting Instructions                                                                                                                            23
Proxy and Voting Instruction Solicitations                                                                                                                      23
Adjournments                                                                                                                                             23
Revocation of Voting Instructions                                                                                                                             24
Outstanding Shares and Principal Shareholders                                                                                                                   24
APPENDIX A                                                                                                                                                A-1
APPENDIX B                                                                                                                                              B-1
STATEMENT OF ADDITIONAL INFORMATION                                                                                                                   C-1

SUMMARY
You should read this entire Proxy Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.
The Proposed Reorganization
The proposed Reorganization is as follows:
Proposal	Members Entitled to Vote on the Proposal
1.        To approve the Plan of Reorganization, adopted by the VF LLC's Board of Managers, which provides for the reorganization of the MC 25 Fund into the JNL/S&P 4 Fund (the "S&P 4 Fund"), a series of the JNL Series Trust ("JNLST").
Members of the MC 25 Fund

This Proxy Statement/Prospectus is soliciting members with amounts invested in the Acquired Fund as of July 6, 2015 to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a "Fund" and collectively, the "Funds.")
The Acquired Fund's shares are divided into two classes, designated Class A shares and Class B shares ("Acquired Fund Shares").  The Acquiring Fund has one share class ("Acquiring Fund Shares").
The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund's net assets;
•	the Acquiring Fund's assumption of all the liabilities of the Acquired Fund;
•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and
•	the complete termination of the Acquired Fund.
A comparison of the investment objective(s), principal investment policies and strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in "Comparison of Investment Objectives, Principal Policies and Strategies" and "Comparison of Principal Risk Factors" below.  The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in "Additional Information about the Acquiring Fund" below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.
The Reorganization is expected to be effective as of the close of business on September 25 , 2015, or on such later date as may be deemed necessary in the judgment of the VF LLC Board and the Board of Trustees of JNLST in accordance with the Plan of Reorganization (the "Closing Date").  As a result of the Reorganization, a member invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Such member would hold, immediately after the Closing Date, Class A shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund Shares that were held by the member as of the Closing Date.  Similarly, each Contract Owner whose Contract values are invested indirectly in shares of the Acquired Fund would become indirectly invested in shares of the Acquiring Fund. The Contract value of each such Contract Owner would be invested indirectly, immediately after the Closing Date, in Class A shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund shares in which the Contract Owner invested indirectly as of the Closing Date.  It is expected that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization.  Please see "Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization" below for further information.
The VF LLC's Board of Managers (the "VF LLC Board") unanimously approved the Plan of Reorganization with respect to the MC 25 Fund.  Accordingly, the VF LLC Board is submitting the Plan of Reorganization for approval by the Acquired Fund's members.  In considering whether to approve the proposal ("Proposal"), you should review the Proposal for the Acquired Fund in which you were invested on the Record Date (as defined under "Voting Information").  In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Plan of Reorganization generally.  The VF LLC Board recommends that you vote "FOR" the Proposal to approve the Plan of Reorganization.
PROPOSAL:  APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE MC 25 FUND INTO THE S&P 4 FUND.
This Proposal requests the approval of MC 25 Fund members of the Plan of Reorganization pursuant to which the MC 25 Fund will be reorganized into the S&P 4 Fund.
In considering whether you should approve this Proposal, you should note that:
•
The Funds have generally compatible investment objectives.  The MC 25 Fund seeks total return through a combination of capital appreciation and dividend income, while the S&P 4 Fund seeks capital appreciation.

•
Although the Funds have generally compatible investment objectives, they employ different investment strategies in seeking to achieve those objectives.  The MC 25 Fund invests in the common stocks of 25 companies selected from a pre-screened subset of stocks listed on the New York Stock Exchange.  The S&P 4 Fund is a fund-of-funds that invests in Class A shares of four different investment companies: the JNL/S&P Competitive Advantage Fund, the JNL/S&P Dividend Income & Growth Fund, the JNL/S&P Intrinsic Value Fund, and the JNL/S&P Total Yield Fund.  For a detailed comparison of each Fund's investment policies and strategies, see "Comparison of Investment Objectives, Principal Policies and Strategies" below.

•
The Funds also have some overlap in their risk profiles, although there are differences of which you should be aware.  Each Fund's principal risks include limited management, market risk and non-diversification risk.  The MC 25 Fund, however, also is subject to foreign regulatory risk, while this is generally not a principal risk for the S&P 4 Fund.  In addition, the principal risks of investing in the S&P 4 Fund also include credit risk, equity securities risk and underlying funds risk, which are not principal risks of investing in the MC 25 Fund.  For a detailed comparison of each Fund's risks, see both "Comparison of Principal Risk Factors" below and Appendix B.

•
Jackson National Asset Management, LLC ("JNAM" or the "Adviser") currently serves as the investment adviser and administrator for each Fund and would continue to manage and administer the S&P 4 Fund after the Reorganization.  JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from JNLST's Board of Trustees, to appoint, dismiss and replace each Fund's unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers, without obtaining shareholder approval.  However, any amendment to an advisory agreement between JNAM and VF LLC or JNLST, respectively, that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  JNAM has appointed one sub-adviser to manage the assets of the MC 25 Fund – Mellon Capital Management Corporation ("Mellon Capital").  JNAM is responsible for managing the assets of the S&P 4 Fund directly and has not appointed a sub-adviser for the Fund.  It is anticipated that the S&P 4 Fund will continue without a sub-adviser.  For a detailed description of JNAM, please see "Additional Information about the Acquiring Fund - The Adviser" below.

•
The MC 25 Fund and the S&P 4 Fund had net assets of approximately $862.9 million and $5,505.1 million, respectively, as of March 31, 2015.  Thus, if the Reorganization had been in effect on that date, the MC 25 Fund combined with the S&P 4 Fund (the "Combined Fund") would have had net assets of approximately $6,368.0 million.

•
Both Class A and Class B members of the MC 25 Fund will receive Class A shares of the S&P 4 Fund pursuant to the Reorganization.  Both the Class B shares of the MC 25 Fund and the Class A shares of the S&P 4 Fund do not currently have a distribution and/or service fee ("12b-1 fee"), while the Class A shares of the MC 25 Fund has a 12b-1 fee of 0.20%.  Therefore, the Class A members of the MC 25 Fund will benefit from the Reorganization by no longer having to pay a 12b-1 fee.  Members will not pay any sales charges in connection with the Reorganization.  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 (the "Code").  Please see "Comparative Fee and Expense Tables," "Additional Information about the Reorganization" and "Additional Information about the Acquiring Fund" below for more information.

•
T he management fees and administrative fees for the S&P 4 Fund, following the Reorganization, will be lower than that of the MC 25 Fund.  However, the total annual operating expense ratio for the S&P 4 Fund is 8 basis points higher than the MC 25 Fund's total annual operating expense ratio due to higher acquired fund fees and expenses on the S&P 4 Fund, which can fluctuate over time. For a more detailed comparison of the fees and expenses of the Funds, please see the pro forma disclosure provided in the "Comparative Fee and Expense Tables" and "Additional Information about the Acquiring Fund" below.

•
The maximum management fee for the MC 25 Fund is equal to an annual rate of 0.34% of its average daily net assets, while the maximum management fee for the S&P 4 Fund is equal to an annual rate of 0.00% of its average daily net assets.  The administrative fee payable to JNAM, as the administrator of the MC 25 Fund is 0.15% and 0.05% for the S&P 4 Fund.  For a more detailed description of the fees and expenses of the Funds, please see "Comparative Fee and Expense Tables" and "Additional Information about the Acquiring Fund" below.

•
Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the S&P 4 Fund.  It is not expected that the S&P 4 Fund will revise any of its investment policies following the Reorganization to reflect those of the MC 25 Fund.  JNAM has reviewed each Fund's current portfolio holdings and determined that because the S&P 4 Fund is a fund-of-funds, there is no overlap in the holdings with the MC 25 Fund's current holdings.  It is currently anticipated that the MC 25 Fund's holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the S&P 4 Fund's investment process. Although any sale of portfolio investments in connection with the Reorganization will be conducted in an orderly manner, the need for the Fund to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Fund's realizing gains or losses (which could be significant) that otherwise would not have been realized and incurring transaction costs (which also could be significant) that otherwise would not have been incurred.

•
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the costs and expenses related to obtaining a consent of independent registered public accounting firm will be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction will be borne by the S&P 4 Fund. Each Fund will bear its proportionate share of the transaction expenses , which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable ("Transaction Costs"),  associated with the Reorganization.  Such Transaction Costs are estimated to be $143,259.  No sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  Please see "Additional Information about the Reorganization" below for more information.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of shares of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for each Fund are based on those incurred for the fiscal year ended December 31, 2014.  The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2014.  The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.
Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund: MC 25 Fund		Acquiring Fund: S&P 4 Fund		Pro Forma S&P 4 Fund (assuming expected operating expenses if the Reorganization is approved)
	Class A	Class B	Class A	Class B	Class A only
Management Fee	0.28%	0.28%	0.00%	N/A	0.00%
Distribution and/or Service Fees (12b-1 fees)	0.20%	0.00%	0.00%	N/A	0.00%
Other Expenses[1]	0.16%	0.16%	0.05%	N/A	0.05%
Acquired Fund Fees and Expenses[2]	0.00%	0.00%	0.67%	N/A	0.67%
Total Annual Fund Operating Expenses	0.64%	0.44%	0.72%	N/A	0.72%

1 "Other Expenses" includes an Administrative Fee of 0.15% and 0.05% for the MC 25 Fund and the S&P 4 Fund, respectively, which is payable to JNAM.

2 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  The Total Annual Fund Operating Expenses disclosed above do not correlate to the Ratio of Total Expenses to Average Net Assets of the Fund stated in the Financial Highlights because the Ratio of Total Expenses to Average Net Assets does not include Acquired Fund Fees and Expenses.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:
•	You invest $10,000 in a Fund for the time periods indicated;
•	Your investment has a 5% annual return;
•	The Fund's operating expenses remain the same as they were as of December 31, 2014; and
•	You redeem your investment at the end of each time period.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
MC 25 Fund
Class A	$65	$205	$357	$798
Class B	$45	$141	$246	$555
S&P 4 Fund
Class A	$74	$230	$401	$894
Class B	N/A	N/A	N/A	N/A
Pro Forma S&P 4 Fund – Class A only (assuming expected operating expenses if the Reorganization is approved)	$74	$230	$401	$894

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund's performance.  For the fiscal year   ended December 31, 2014, the portfolio turnover rates for the MC 25 Fund and the S&P 4 Fund were 100% and 4%, respectively, of the average value of each Fund.

Comparison of Investment Adviser and Sub-Adviser
The following table compares the investment adviser of the S&P 4 Fund with the investment adviser and sub-adviser of the MC 25 Fund.
Acquiring Fund	Acquired Fund
S&P 4 Fund	MC 25 Fund
Investment Adviser Jackson National Asset Management, LLC	Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Mellon Capital Management Corporation
Comparison of Investment Objectives, Principal Policies and Strategies
The following table compares the investment objectives and principal investment policies and strategies of the S&P 4 Fund with those of the MC 25 Fund.  A Board may change the investment objective of a Fund without a vote of the Fund's members/shareholders.  For more detailed information about each Fund's investment strategies and risks, see Appendix B.
Acquiring Fund	Acquired Fund
S&P 4 Fund	MC 25 Fund
Investment Objective The investment objective of the Fund is capital appreciation.	Investment Objective The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.
Principal Investment Strategies

The Fund seeks to achieve its objective by investing in Class A shares of the following Funds ("Underlying Funds"):

•25% in the JNL/S&P Competitive Advantage Fund;
•25% in the JNL/S&P Dividend Income & Growth Fund;
•25% in the JNL/S&P Intrinsic Value Fund; and
•25% in the JNL/S&P Total Yield Fund.

The stock selection date will be on or about December 1st of each year.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange ("NYSE").  The companies in the portfolio are determined by selecting all of the dividend-paying stocks listed on the NYSE. Next, the 400 highest market capitalization stocks are selected which are then ranked by dividend yield and 75 of the highest dividend yielding stocks are selected. From the remaining 75 stocks, the 50 highest dividend yielding stocks are eliminated and the remaining 25 companies are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1st of each year.

No comparable strategy.
The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund, and for dividend reinvestment.  The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

No comparable strategy.
Certain provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities.

The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.
The Fund is "non-diversified" under the 1940 Act, as defined in the Investment Company Act of 1940,as amended (the "1940 Act'), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Comparison of Principal Risk Factors
An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund's shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund.  For additional information about each principal risk and other applicable risks, see Appendix B.
	Acquiring Fund	Acquired Fund
Risks	S&P 4 Fund	MC 25 Fund
Credit risk	X
Equity securities risk	X
Foreign regulatory risk		X
Limited management, trading cost and rebalance risk	X	X
Market risk	X	X
Non-diversification risk	X	X
Underlying funds risk	X
Comparison of Fundamental Policies
Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  The following table compares the fundamental policies of the S&P 4 Fund with those of the MC 25 Fund.
Acquiring Fund	Acquired Fund
S&P 4 Fund	MC 25 Fund
(1)      The  Fund may not issue senior securities except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  If borrowings exceed 25% of the value of the Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation.  This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

The Fund may not issuer senior securities.    The Fund will not borrow money, except for temporary or emergency purposes, from banks.  The aggregate amount borrowed shall not exceed 25% of the value of the Fund's assets.  In the case of any borrowing, the Fund may pledge, mortgage or hypothecate up to 15% of its assets.

(2)      The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.
Same.
(3) The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	The Fund will not purchase or sell real estate or interests therein.
(4)      The  Fund may  not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).
Same.
(5) No corresponding fundamental policy.	The Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.
(6) The Fund is not a "diversified company," as that term is defined in the 1940 Act.	The Fund is not a "diversified company," as that term is defined in the 1940 Act, but it is not a fundamental policy.
(7) The Fund may not invest more than 25% of the value of its respective assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).	No corresponding fundamental policy.
(8)   The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
No corresponding fundamental policy.
(9)  The Fund may not invest more than 15% of its net assets in illiquid securities.  This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended ("1933 Act") or commercial paper issued in reliance upon the exemption from registration contained in Section 4(a)(2) of the 1933 Act, which have been determined to be liquid in accord with guidelines established by the Fund's Board of Trustees.
No corresponding fundamental policy.
Comparative Performance Information
The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year and by showing how each Fund's average annual returns compared with those of broad-based securities market indices which have performance characteristics similar to those of the Funds.  Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

MC 25 Fund – Calendar Year Total Returns
Class A

Best Quarter (ended 9/30/2009): 27.80%; Worst Quarter (ended 12/31/2008): -26.84%

Class B

Best Quarter (ended 9/30/2009): 28.01%; Worst Quarter (ended 12/31/2008): -26.85%

S&P 4 Fund (Class A) – Calendar Year Total Returns

Best Quarter (ended 9/30/2009): 26.89%; Worst Quarter (ended 12/31/2008): -21.23%

MC 25 Fund – Average Annual Total Returns as of December 31, 2014
	1 year	5 year	10 year
MC 25 Fund – Class A	2.09%	17.08%	8.72%
S&P MidCap 400/Citigroup Value Index (reflects no deduction for fees, expenses or taxes)	12.10%	16.40%	9.33%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%

MC 25 Fund – Average Annual Total Returns as of December 31, 2014
	1 year	5 year	Life of Class (May 1, 2006)
MC 25 Fund – Class B	2.30%	17.33%	9.97%
S&P MidCap 400/Citigroup Value Index (reflects no deduction for fees, expenses or taxes)	12.10%	16.40%	8.13%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.68%

S&P 4 Fund– Average Annual Total Returns as of December 31, 2014
	1 year	5 year	Life of Fund (December 3, 2007)
S&P 4 Fund - Class A	14.40%	18.14%	11.90%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.17%
Capitalization
The following table shows the capitalization of each Fund as of December 31, 2014 and of the S&P 4 Fund on a pro forma combined basis as of December 31, 2014 after giving effect to the proposed Reorganization.  The actual net assets of the MC 25 Fund and the S&P 4 Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many Class A shares of the S&P 4 Fund will be received by members of MC 25 Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the S&P 4 Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
MC 25 Fund –Class A	$963,396,359	$17.59	54,772,016
MC 25 Fund – Class B	652,742	17.79	36,692
S&P 4 Fund – Class A	$4,983,650,440	$18.47	269,794,510
Adjustments	$(143,259) (a)		(2,621,061) (b)
Pro forma S&P 4 Fund – Class A (assuming the Reorganization is approved)	$5,947,556,282	$18.47	321,982,157
(a)  The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the costs and expenses related to obtaining a consent of independent registered public accounting firm will be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction will be borne by the S&P 4 Fund. Each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization.  Such Transaction Costs are estimated to be $143,259.  No sales or other charges will be imposed on Contract Owners in connection with the Reorganization.
(b)  The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the MC 25 Fund to reflect the exchange of shares of the S&P 4 Fund.
The Reorganization provides for the acquisition of all the assets and all the liabilities of the MC 25 Fund by the S&P 4 Fund.  If the Reorganization had taken place on December 31, 2014, the MC 25 Fund would have received 52,187,647 Class A shares of the S&P 4 Fund.
After careful consideration, the VF LLC Board of Managers unanimously approved the Plan of Reorganization with respect to the MC 25 Fund.  Accordingly, the VF LLC Board has submitted the Plan of Reorganization for approval by the MC 25 Fund's members.  The VF LLC Board recommends that you vote "FOR" this Proposal.
*            *            *            *            *
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION
Terms of the Plan of Reorganization
The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization , a copy of which is attached as Appendix A.
If members of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class A shares of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by VF LLC, and the Class A shares of the Acquiring Fund distributed to the members of the Acquired Fund in the redemption of the Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former members of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund Class A shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).
It is anticipated that the Reorganization will be consummated as of the close of business on September 25 , 2015, or on such later date as may be deemed necessary in the judgment of the VF LLC Board and the Board of Trustees of JNLST in accordance with the Plan of Reorganization (the "Closing Date"), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold ("non-permitted investments").
Description of the Securities to Be Issued
The members of the Acquired Fund will receive Class A shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by JNLST when issued and will have no preemptive or conversion rights.
JNLST may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in JNLST.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  JNLST reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Acquiring Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.  The Acquiring Fund is a series of JNLST.
JNLST currently offers only one class of shares, Class A, for the Acquiring Fund.  The S&P 4 Fund is not subject to a plan of distribution as permitted by Rule 12b-1 under the 1940 Act.
VF LLC Board Considerations
At a meeting of VF LLC's Board of Managers (in this section, the "VF LLC Board") held on June 2-3, 2015, the VF LLC Board, including the Managers who are not "interested persons" (as that term is defined in the 1940 Act) of VF LLC ("Independent Managers"), considered written memoranda and other supporting materials and discussed the potential benefits to the members of the Acquired Fund under the proposed Reorganization. The VF LLC Board considered that the Reorganization is part of an overall rationalization of VF LLC's offerings, and is designed to eliminate inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain qualified and nonqualified plans. The Reorganization also seeks to increase assets under management in the Acquiring Fund and seeks to achieve additional economies of scale. The objective of the Reorganization is to seek to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of members and Contract Owners. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In determining whether to recommend approval of the Reorganization, the VF LLC Board considered many factors, including:
•
Investment Objectives and Investment Strategies.  The VF LLC Board noted that the Reorganization will permit the Contract Owners with beneficial interest in the Acquired Fund to continue to invest in a professionally managed fund with similar investment goals.  The VF LLC Board considered that the Acquired Fund's investment objective is total return through a combination of capital appreciation and dividend income.  The VF LLC Board also considered that the Acquiring Fund's investment objective is capital appreciation.  The VF LLC Board took into account management's belief that merging the Acquired Fund into the Acquiring Fund will be consistent with the Acquired Fund's shareholders' overall risk management expectations because both Funds maintain a similar investment style.

•
Operating Expenses.  The VF LLC Board noted that, if approved by the Acquired Fund's shareholders, the Reorganization will result in a total expense ratio that is slightly higher than that of the Acquired Fund currently.  However, the VF LLC Board also noted that although the total expense ratio would be slightly higher, this is due to the Acquiring Fund's acquired fund fees and expenses, which can fluctuate over time.  The VF LLC Board also took into account the lower management fee and lower administrative fee paid by the Acquiring Fund to JNAM, its investment adviser and administrator.

•
Larger Asset Base.  The VF LLC Board noted that the Reorganization may benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund that has a substantially larger asset base than that of the Acquired Fund currently.  As of March 31, 2015, the Acquired Fund had assets of $862.9 million as compared to assets of $5,505.1 million for the Acquiring Fund.  The VF LLC Board noted management's statement that the Acquired Fund is experiencing investor outflows and has not gained much traction with investors.  The VF LLC Board considered management's belief that because the Acquired Fund has lower prospects for growth, reorganizing the Acquired Fund into the Acquiring Fund is the best way to offer Contract Owners and other investors the ability to benefit from economies of scale.

•
Performance.  The VF LLC Board noted that the Acquiring Fund overall has significantly better performance than the Acquired Fund.  The VF LLC Board considered that the Acquiring Fund has outperformed the Acquired Fund over the 3-month, 1-, 3-, and 5-year periods ended March 31, 2015.  Additionally, the VF LLC Board noted that the Acquiring Fund has outperformed the broader S&P 500 Index for four consecutive calendar years and has significantly outperformed its peers during those same periods.  The VF LLC Board also took into account that both the Acquired Fund and the Acquiring Fund have relatively long track records of performance, since both Funds have over seven calendar years of performance history.

•
Investment Adviser and Other Service Providers.  The VF LLC Board considered that the Funds currently have the same investment adviser and administrator, JNAM, and service providers (other than the fact that the Acquired Fund has a sub-adviser and the Acquiring Fund does not).  It considered that the Acquired Fund will have the same investment adviser and other service providers after the Reorganization as it has currently. It considered that although the custodian for the Acquiring Fund, J.P. Morgan Chase Bank, N.A., is currently the same as for the Acquired Fund, on or about June 19, 2015 State Street Bank and Trust Company will become the custodian for the Acquired Fund. The transfer agent for the Acquiring Fund, is the same as for the Acquired Fund and will remain the same after the Reorganization. The distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization.  The VF LLC Board discussed the Acquired Fund's sub-adviser, noting that the Acquiring Fund does not have a sub-adviser, while the Acquired Fund is sub-advised by Mellon Capital Management Corporation.

•
Federal Income Tax Consequences.  Contract Owners are not expected to have adverse tax consequences as a result of the Reorganization.  It is expected that the Reorganization will be a tax-free reorganization under Section 368(a)(1) of the Code for the Funds. The Reorganization is not expected to result in any material adverse federal income tax consequences to members of the Acquired Fund.

•
Costs of Reorganization.  The VF LLC Board noted that the costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the costs and expenses related to obtaining a consent of independent registered public accounting firm will be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction will be borne by the S&P 4 Fund. Each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization.  Such Transaction Costs are estimated to be $143,259.  No sales or other charges will be imposed on Contract Owners in connection with the Reorganization. Please see "Additional Information about the Reorganization" below for more information.

In summary, in determining whether to recommend approval of the Reorganization, the VF LLC Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Acquired Fund's members' and the Acquiring Fund's shareholders, Contract Owners', and plan participants' interests; (2) the compatibility of the Funds' investment objectives, investment strategies and investment restrictions, as well as member services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Acquired Fund's members and the Acquired Fund shareholders, Contract Owners, and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds and similarly managed strategies; (6) the management of the Funds; (7) the federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative.  The VF LLC Board also considered alternative options available for the Acquired Fund.
For the reasons described above, the VF LLC Board, including the Independent Managers, determined that the Reorganization would be in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of the Acquired Fund's and the Acquiring Fund's Contract Owners and other investors would not be diluted as a result of the Reorganization. At the VF LLC Board meeting held on June 2-3, 2015, the VF LLC Board voted unanimously to approve the Reorganization and recommended its approval by Contract Owners and others with beneficial interests in the Acquired Fund.
Description of Risk Factors

A Fund's performance may be affected by one or more risk factors. For a detailed description of a Fund's risk factors, please see Appendix B "More Information on Strategies and Risk Factors."

Federal Income Tax Consequences of the Reorganization

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization.  It is expected that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Code, in which event no gain or loss will be recognized by the Acquired Fund or its shareholders.  As a condition to the closing of the Reorganization, the Funds will receive an opinion from tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.

The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund members.

Contract Owners with premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund shares generally will not recognize gain or loss for Federal income tax purposes as a result of the Reorganization.

Contract Owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Contingency Plan

If the Reorganization is not approved by members, the Funds will continue to operate as they currently do and the VF LLC Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in the Funds.
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
Management of JNLST
This section provides information about JNLST and the Adviser for the Acquiring Fund.
The Trust
JNLST is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and the JNLST's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws, the management of the business and affairs of JNLST is the responsibility of its Board of Trustees.  The Acquiring Fund is a series of JNLST.
The Adviser
Jackson National Asset Management, LLC ("JNAM"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to JNLST and provides JNLST with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of M&G Investment Management Limited, PPM America, Inc. and Eastspring Investments (Singapore) Limited.
JNAM acts as investment adviser to JNLST pursuant to an Investment Advisory and Management Agreement.  The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of JNLST, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days' notice by JNAM, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon its assignment. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, JNLST pays JNAM a fee in respect of each Fund as described in that Fund's Prospectus.
JNAM and JNLST, together with other investment companies of which JNAM is investment adviser, have been granted an exemption from the SEC that allows JNAM to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders.  The order also allows JNAM to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Trustees, but without shareholder approval.  However, any amendment to an advisory agreement between the Adviser and JNLST that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  Under the terms of the exemption, if a new sub-adviser is hired by JNAM, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  JNAM provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Trustees whether a sub-adviser's contract should be renewed, modified or terminated.
Management Fees
JNAM does not receive a management fee for its services as investment adviser to the Acquiring Fund.
Despite not receiving an investment management fee, the Acquiring Fund pays to JNAM ("Administrator") an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.
Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
S&P 4 Fund	All Assets	0.05%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, Independent Trustees liability insurance, the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees.
The following table describes the Acquiring Fund's portfolio managers, and each portfolio manager's business experience.  Information about the portfolio managers' compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in JNLST's Statement of Additional Information dated April 27, 2015, as supplemented.
Acquiring Fund	Investment Adviser & Portfolio Managers	Business Experience
S&P 4 Fund	Jackson National Asset Management, LLC 225 West Wacker Drive Chicago, IL 60606 William Harding, CFA Sean Hynes, CFA Mark Pliska, CFA
Mr. Harding is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014.  Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research.  Mr. Harding was previously the Head of Manager Research for Morningstar Inc.'s Investment Management division and has over 15 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation.  Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business.  He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Mr. Hynes is Director, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly-owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.
Mr. Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

Additional Information
Distribution Arrangements
Jackson National Life Distributors LLC (the "Distributor"), 7601 Technology Way, Denver, Colorado 80237, is the principal underwriter to the Trust. JNLST has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan ("Plan").  The Board of Trustees of JNLST, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan.  Under the Plan, certain funds of JNLST will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund's average daily net assets attributed to interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to interests.  The Distributor, as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.
The Distributor also has certain relationships with the sub-advisers of the Acquired Fund, the Acquiring Fund and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.
Payments to Broker-Dealers and Financial Intermediaries
Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund.  If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web-site for more information.
Investment in JNLST Shares
Shares of JNLST are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their net asset value ("NAV"). There is no sales charge.
Shares of the Acquiring Fund are not available to the general public directly.  The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives.  While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and any Acquiring Fund may differ substantially.
The NAV per share of the Acquiring Fund is determined at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day that the New York Stock Exchange is open.  Calculations of the NAV per share of the Acquiring Fund may be suspended by the JNLST's Board of Trustees in accordance with Rule 22c-1 under the 1940 Act .  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Purchase orders must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given day in order to obtain that day's NAV per share.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.
The JNLST Board of Trustees has adopted procedures pursuant to which JNAM may determine, subject to JNLST Board verification, the "fair value" of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, in general the "fair value" of a security shall be the amount, determined by JNAM in good faith that the owner of such security might reasonably expect to receive upon its current sale.
The JNLST Board of Trustees has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the "Pricing Policies and Procedures" adopted by the Board of Trustees of JNLST.
The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares.  As a result, the Acquiring Fund's NAV may change on days when shareholders are not able to purchase or redeem the Acquiring Fund's shares.
Because the calculation of the Acquiring Fund's NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund's NAV ("time-zone arbitrage").  Accordingly, the JNLST's procedures for pricing of portfolio securities also authorize JNAM, subject to verification by the JNLST Trustees, to determine the "fair value" of such foreign securities for purposes of calculating the Acquiring Fund's NAV.  When fair valuing such foreign securities, JNAM will adjust the closing prices of all foreign securities held in the Acquiring Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining the Acquiring Fund's NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund's NAV may differ from quoted or published prices for the same securities.
These procedures seek to minimize the opportunities for time zone arbitrage in the Acquiring Fund that invests all or substantial portions of its assets in foreign securities, thereby seeking to make the Fund significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.
All investments in JNLST are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  JNLST does not issue share certificates.
"Market Timing" Policy
The interests of the Acquiring Fund's long-term shareholders may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term shareholders and have other adverse effects on the Acquiring Fund.  This type of excessive short-term trading activity is referred to herein as "market timing."  The Acquiring Fund is not intended as a vehicle for market timing.  The JNLST Board of Trustees has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.
The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, "service providers") with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and the Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. The Insurance Companies have entered into agreements with JNLST to provide upon request certain information on the trading activities of Contract Owners in an effort to help curtail market timing.
In addition to identifying any potentially disruptive trading activity, the Acquiring Fund's Board of Trustees has adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund.  The JNLST's "fair value" pricing policy applies to all Funds where a significant event has occurred.  The Acquiring Fund's "fair value" pricing policy is described under "Investment in JNLST Shares" above.
The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.
Share Redemption
Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements.  Redemptions typically are processed on any day on which JNLST and the New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Insurance Company.  Redemption requests must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the New York Stock Exchange on any given business day in order to obtain that day's NAV per share.
JNLST may suspend the right of redemption only under the following unusual circumstances:
•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Dividends and Other Distributions
The Funds generally distribute most or all of their net investment income and their net realized gains, if any, no less frequently than annually.  Dividends and other distributions by a Fund are automatically reinvested at net asset value in shares of the distributing class of that Fund.
Tax Status
The Acquiring Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code.  The Acquiring Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, does not expect to be required to pay any federal income or excise taxes.  The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the VF LLC and JNLST, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.
The Acquiring Fund is treated as a corporation separate from JNLST for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies for treatment as a regulated investment company.
Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans and certain other registered investment companies, there are no tax consequences to those shareholders for buying, holding, exchanging and selling shares of the Acquiring Fund.  Distributions from the Acquiring Fund are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.
The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement require the Acquiring Fund to be operated in compliance with these diversification requirements.  The Sub-Adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the period of the Acquired Fund and the Acquiring Fund's operations.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions). The following table provides selected per share data for one share of the Acquired Fund and the Acquiring Fund.  The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.
The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. Each Fund's financial statements are included in the Annual Reports, which are available upon request.

JNL Variable Fund LLC
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover	Net Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital 25 Fund
Class A
12/31/2014	19.60	0.47	(0.02)	0.45	(0.44)	(2.02)	17.59	2.09	963,396	100	0.64	2.37
12/31/2013	15.21	0.44	5.12	5.56	(0.44)	(0.73)	19.60	36.86	(c) 1,043,106	81	0.64	2.48
12/31/2012	13.26	0.50	1.83	2.33	(0.31)	(0.07)	15.21	17.70	677,199	84	0.64	3.50
12/31/2011	12.50	0.33	0.78	1.11	(0.35)	–	13.26	8.87	588,267	100	0.64	2.48
12/31/2010	10.40	0.36	2.01	2.37	(0.27)	–	12.50	22.85	544,590	109	0.65	3.11
Class B
12/31/2014	19.79	0.51	(0.01)	0.50	(0.48)	(2.02)	17.79	2.30	653	100	0.44	2.57
12/31/2013	15.34	0.48	5.16	5.64	(0.46)	(0.73)	19.79	37.11 (c)	638	81	0.44	2.67
12/31/2012	13.37	0.54	1.84	2.38	(0.34)	(0.07)	15.34	17.90	562	84	0.44	3.71
12/31/2011	12.59	0.35	0.80	1.15	(0.37)	–	13.37	9.15	501	100	0.44	2.66
12/31/2010	10.46	0.39	2.03	2.42	(0.29)	–	12.59	23.16	423	109	0.45	3.30

(a) Calculated using the average shares method.
(b) Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)  Total return for the Fund includes class action settlement proceeds.  The return for Class A and Class B, respectively, without the class action settlement proceeds was as follows:  JNL/Mellon Capital 25 Fund - 36.79% and 37.04%.

JNL Series Trust Master Feeder Funds and Fund of Funds
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data			Ratios(a)(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(c)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (in thousands)	Portfolio Turnover(e)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/S&P 4 Fund
Class A
12/31/2014	16.76	0.15	2.26	2.41	(0.36)	(0.34)	18.47	14.40	4,983,650	4	0.05	0.05	0.84
12/31/2013	12.00	0.18	5.04	5.22	(0.10)	(0.36)	16.76	43.63	3,090,538	4	0.05	0.05	1.21
12/31/2012	10.92	0.12	1.64	1.76	(0.22)	(0.46)	12.00	16.23	1,284,464	10	0.05	0.05	0.97
12/31/2011	10.86	0.11	0.53	0.64	(0.53)	(0.05)	10.92	5.87	1,009,149	13	0.05	0.05	0.97
12/31/2010	9.55	0.09	1.23	1.32	–	(0.01)	10.86	13.79	843,945	10	0.05	0.05	0.90

(a) Annualized for periods less than one year.
(b) Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund's and Underlying Funds' expenses.
(c) Calculated using the average shares method.
(d) Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(e)  Portfolio turnover is not annualized for periods of less than one year.  Portfolio turnover rate is based on the Feeder Funds' or Fund of Funds' purchases or sales of the Master Fund or Underlying Funds, respectively.

VOTING INFORMATION
The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.
The Meeting
The Meeting will be held at 10:30 a.m. Eastern Time, on August 31, 2015, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof.  The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the MC 25 Fund into the S&P 4 Fund, and any other business that may properly come before the Meeting.  Only members of the Acquired Fund are entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.
The VF LLC Board fixed the close of business on July 6, 2015, as the Record Date for the determination of members entitled to notice of, and to vote at, the Meeting or any adjournment thereof.
Quorum and Voting
The Amended and Restated Operating Agreement for the VF LLC, as amended on December 3, 2014 (the "Operating Agreement"), provides that the presence in person or by proxy of members entitled to cast the majority of votes shall constitute a quorum.  Prior to the date upon which the Meeting is to be held, the Board may postpone the Meeting one or more times for any reason by giving notice to each member entitled to vote at the Meeting of the place, date and hour at which the Meeting will be held.  Such notice shall be given not fewer than two (2) days before the date of the Meeting.  The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of the Proposal to receive sufficient votes for approval.  No member vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.
The Operating Agreement further provides that votes may be cast in person or by proxy.  No proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the member or the member's duly authorized attorney, and dated, but need not be sealed, witnessed or acknowledged.
Required Vote
The Operating Agreement does not confer on members a right to vote on consolidation or termination of a portfolio of the VF LLC. However, SEC rules under the Act require approval by a majority of the outstanding shares of the Acquired Fund where, among other things, a reorganization would result in a change to a fundamental investment policy or a change in investment advisory or sub-advisory contracts.  Thus a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.
Where a vote of the "majority of the outstanding voting securities" of a Fund is required to approve a Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The approval of a Proposal depends upon whether a sufficient number of votes is cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the Proposal.
Contract Owner Voting Instructions
The VF LLC is organized as a Delaware limited liability company and JNLST is organized as a Massachusetts business trust.  Shares of the VF LLC and JNLST currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to qualified and certain non-qualified employee benefit plans of Jackson National or directly to the Insurance Companies.  In addition, shares of the VF LLC and JNLST are sold to certain funds of the JNLST and the Jackson Variable Series Trust organized as funds-of-funds.  Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.
Contract Owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract.  Contract Owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session.  The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Acquired Fund.  Shares for which the Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company.  The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners.  As a result, a small number of Contract Owners may determine the outcome of the vote.
Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date.  The Insurance Companies have fixed the close of business on August 27, 2015 as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.
Proxy and Voting Instruction Solicitations
The Board of the VF LLC is soliciting proxies from members of the Acquired Fund.  The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract Owners as to how to vote at the Meeting.  In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the VF LLC, JNLST, JNAM or officers or employees of the Insurance Companies.
JNAM, as the VF LLC's administrator, has retained the services of Computershare Fund Services ("Computershare"), 280 Oser Avenue, New York, New York 11788, to assist in the tabulation of voting instructions.  The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $54,884.
The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM.  The VF LLC does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.
Adjournments
Any authorized voting instructions will be valid for any adjournment of the Meeting.  If the management of the VF LLC receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.  Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.
Revocation of Voting Instructions
Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation.  Only the Contract Owner executing the voting instructions can revoke them.  The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.
Outstanding Shares and Principal Shareholders
The Insurance Companies will vote on the Reorganization as instructed by their Contract Owners.  As of July 6, 2015, the VF LLC Board of Managers and officers of the VF LLC, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.
Because the shares of the Funds are sold only to the Insurance Companies, certain funds of JNLST and the Jackson Variable Series Trust organized as funds-of-funds, and certain qualified and nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the VF LLC and JNLST as funding vehicles for the Contracts and certain retirement plans, are the owner of record of substantially all of the shares of the VF LLC and JNLST.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.
Fund	Total Number of Outstanding Shares
MC 25 Fund	46,461,089.85

As of the Record Date, July 6, 2015, no persons owned 5% or more of the shares of the Acquired Fund either beneficially or of record .

*            *            *            *            *

APPENDIX A
PLAN OF REORGANIZATION

JNL VARIABLE FUND LLC
JNL/MELLON CAPITAL 25 FUND

JNL SERIES TRUST
JNL/S&P 4 FUND

This Plan of Reorganization has been entered into on September 25 , 2015, by JNL VARIABLE FUND LLC (the "VF LLC"), a Delaware limited liability corporation, on behalf of its JNL/MELLON CAPITAL 25 FUND (the "MC 25 Fund," or the "Acquired Fund"), and JNL SERIES TRUST (the "JNLST"), a Massachusetts business trust, on behalf of its JNL/S&P 4 FUND (the "S&P 4 Fund," or the "Acquiring Fund").
WHEREAS, the VF LLC and JNLST are both registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), each as an open-end management investment company, and each has established several separate series of shares ("funds"), with each fund having its own assets and investment policies;
WHEREAS the VF LLC's Board of Managers, including a majority of the Managers who are not interested persons of the VF LLC, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquired Fund, and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the transactions described herein;
WHEREAS the JNLST's Board of Trustees, including a majority of the Trustees who are not interested persons of JNLST, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquiring Fund, and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions described herein;
WHEREAS Article III, Section 3 of the VF LLC's Amended and Restated Operating Agreement, adopted December 3, 2014 (the "Operating Agreement"), authorizes the Board of Managers to combine the assets and liabilities held with respect to any two or more funds into assets and liabilities held with respect to a single fund;
WHEREAS Article IV, Section 3 of the JNLST's Declaration of Trust, dated June 1, 1994 (the "JNLST Declaration of Trust"), authorizes the Board of Trustees to conduct the business of JNLST and carry on its operations; and
WHEREAS the VF LLC's Board of Managers, including a majority of the Managers who are not interested persons of the VF LLC, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund, subject to the approval of the shareholders of the Acquired Fund;
WHEREAS this Plan of Reorganization is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code");
NOW, THEREFORE, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that the VF LLC Board of Managers may terminate this Plan of Reorganization at or prior to the Closing Date:
1.
The Closing Date shall be September 25 , 2015, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an "Exchange") is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of either the VF LLC Board of Managers or the JNLST Board of Trustees, accurate appraisal of the value of either the Acquired Fund's or the Acquiring Fund's net assets and/or the net asset value per Class A share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting the reorganization transaction described herein, JNLST shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by JNLST on behalf of the Acquiring Fund.

3.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund.  Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the VF LLC or JNLST.

5.
Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the VF LLC's shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the VF LLC Board of Managers.  The VF LLC's Board of Managers and management of the VF LLC shall take whatever actions may be necessary under Delaware law and the 1940 Act to effect the termination of the Acquired Fund.

6.
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the costs and expenses related to obtaining a consent of independent registered public accounting firm will be borne by Jackson National Asset Management, LLC, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the "Code") of the tax treatment of this transaction will be borne by the S&P 4 Fund. Each Fund will bear its proportionate share of the transaction expenses associated with the Reorganization.

7.
The obligations of the Acquired Fund and the Acquiring Fund to complete the transactions described herein shall be subject to receipt by the Acquired Fund and the Acquiring Fund of an opinion of tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.  The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request from the Acquired Fund and the Acquiring Fund.

A copy of the Operating Agreement for the VF LLC is on file with the Secretary of the State of Delaware.  A copy of the JNLST Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of JNLST individually, but only binding on the assets and properties of JNLST.
IN WITNESS WHEREOF, JNL Variable Fund LLC, on behalf of the MC 25 Fund and JNL Series Trust on behalf of the S&P 4 Fund has caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.
JNL SERIES TRUST

By:
Mark D. Nerud, President and CEO

Attest:
Susan S. Rhee, Vice President

JNL VARIABLE FUND LLC

By:
Mark D. Nerud, President and CEO

Attest:
Susan S. Rhee, Vice President

APPENDIX B
More Information on Strategies and Risk Factors
JNL/S&P 4 Fund (Class A)

Investment Objective.  The investment objective of the JNL/S&P 4 Fund is capital appreciation.

Principal Investment Strategies.  The Fund seeks to achieve its objective by investing in Class A shares of the following four Underlying Funds (Class A) on each Stock Selection Date:

•	25% in the JNL/S&P Competitive Advantage Fund;
•	25% in the JNL/S&P Dividend Income & Growth Fund;
•	25% in the JNL/S&P Intrinsic Value Fund; and
•	25% in the JNL/S&P Total Yield Fund.

* The Funds are referred to as the "Underlying Funds" and are also described in the Fund's Prospectus.

The Fund is a "non-diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund's investment in any particular type of security, or assurance of the Fund's success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund's investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Credit risk
•	Equity securities risk
•	Limited management, trading cost and rebalance risk
•	Market risk
•	Non-diversification risk
•	Underlying funds risk

Please see the "Glossary of Risks" section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This document does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund's Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund's ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Liquidity risk
•	Temporary defensive positions and large cash positions risk

JNL/Mellon Capital 25 Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Mellon Capital 25 Fund ("25 Fund") is total return through a combination of capital appreciation and dividend income.

Principal Investment Strategies.  The 25 Fund seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange ("NYSE"). The 25 companies are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment.  The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

Companies which, as of the Stock Selection Date, will be removed from the NYSE will be removed from the universe of securities from which the 25 Fund stocks are selected.

The 25 companies are selected through the following five-step process on each Stock Selection Date:

•
The Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, limited liability companies, other companies that share similar tax structures and treatments, or any stock included in the Dow Jones Industrial Average);

•	Those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;
•	Those 400 common stocks are then ranked, in terms of dividend yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;
•	From the remaining 75 stocks, the Sub-Adviser eliminates the 50 highest dividend-yielding stocks and selects the remaining 25 companies;
•	The Sub-Adviser allocates approximately equal amounts of the 25 Fund to the 25 companies selected for the portfolio; and
•
The Sub-Adviser reviews the liquidity profile of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 25 selected companies in approximately the same proportion that such stocks are then held in the 25 Fund (determined based on market value).

Certain provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund's investment in any particular type of security, or assurance of the Fund's success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund's investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Foreign regulatory risk
•	Limited management, trading cost and rebalance risk
•	Market risk
•	Non-diversification risk

Please see the "Glossary of Risks" section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This document does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund's Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the 25 Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The 25 Fund may also invest to some degree in money market instruments.

The performance of the 25 Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

There may be additional risks that may affect the Fund's ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Concentration risk
•	Foreign securities risk
•	Investment strategy risk
•	Liquidity risk

Glossary of Risks

Accounting risk – The Fund makes investment decisions in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate and may reflect differing approaches of auditing and reporting standards, foreign and other jurisdictional requirements, for example, and may affect the ability to identify appropriate investment opportunities.

Company risk – Investments in U.S. and/or foreign traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions.  For example, poor earnings performance of a company may result in a decline in its stock price.

Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry
Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their common stock may react similarly and move in unison to these and other market conditions.  As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund's holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic
To the extent that the Fund has a significant level of investment in issuers in particular countries, the Fund's performance is expected to be closely tied to social, political and economic conditions within countries in those regions and to be more volatile than the performance of more geographically diversified funds.   The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time.  In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Security
The Fund's portfolio may invest in a limited number of securities.  As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn.  It may take additional time to sell all or part of a Fund's investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' value.  When a fixed-income security is not rated, the Fund's investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.  In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.   They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Funds' expenses and may limit the Funds' performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions. This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. There may be less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.  Investments in emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund's investment objective. Investment decisions made by the investment manager in using these investment strategies may not produce the returns expected by the investment manager, may cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Limited management, trading cost and rebalance risk – The Fund's strategy of investing according to specific, mechanical criteria and applied on a specific date each year may prevent a Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies during the year.  As compared to other mutual funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or economy, experience downturns.  The strategy may also prevent taking advantage of trading opportunities available to other funds.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  "Illiquid security" typically is defined as a security that cannot be sold or disposed of within seven (7) days, at price or value at which it is carried by the Fund.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  Small capitalization companies and companies domiciled in emerging markets pose greater liquidity and volatility risks of price fluctuations.  Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.  Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Trustees, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock's price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer's credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond's price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Non-diversification risk – The Fund is "non-diversified." As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the "1940 Act"), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified."  With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation total return and share price of a non-diversified portfolio.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

Underlying funds risk – The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds.  The ability of the Fund to achieve its investment objective will depend in part upon the investment manager's ability to allocate investments in the Underlying Funds and their ability to achieve their investment objectives.  There can be no assurance that the investment objective of any Underlying Fund will be achieved.  The extent to which the investment performance and risks associated with the Fund correlates to those of a particular Underlying Fund will depend upon the extent to which the Fund's assets are allocated from time to time for investment in the Underlying Fund, which will vary.  The Fund also will bear its pro-rata portion of the operating expenses of the Underlying Funds, including Management and Administrative Fees and 12b-1 fees.

STATEMENT OF ADDITIONAL INFORMATION
JULY 20, 2015
                                             ___________________________________________________________________________________________________

JNL SERIES TRUST
JNL/Mellon Capital 25 Fund
(a series of JNL Variable Fund LLC)
 (the "Acquired Fund")
AND
JNL/S&P 4 Fund
(a series of JNL Series Trust)
 (the "Acquiring Fund")
1 Corporate Way
 Lansing, Michigan 48951
 (517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Mellon Capital 25 Fund	JNL/S&P 4 Fund
This Statement of Additional Information (the "SAI") relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund's assumption of all of the Acquired Fund's liabilities (the "Reorganization").  This SAI is available to separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to an Acquired Fund and to other shareholders of the Acquired Fund as of July 6, 2015.
This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:
(1)            The Acquired Fund's Statement of Additional Information dated April 27, 2015, as supplemented (File Nos. 333-68105 and 811-09121);
(2)            The Acquiring Fund's Statement of Additional Information dated April 27, 2015, as supplemented (File Nos. 033-87244 and 811-8894);
(3)            The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended December 31, 2014 (File Nos. 333-68105 and 811-09121);
(4)            The Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2014 (File Nos. 033-87244 and 811-8894);
This SAI is not a prospectus.  A Proxy Statement and Prospectus dated July 20, 2015, relating to the Reorganization (the "Proxy Statement/Prospectus") may be obtained, without charge, by writing to JNLST at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION
JNL/Mellon Capital 25 Fund merging into JNL/S&P 4 Fund
The unaudited pro forma information provided herein should be read in conjunction with the annual reports of JNL/Mellon Capital 25 Fund ("MC 25 Fund") and JNL/S&P 4 Fund ("S&P 4 Fund") dated December 31, 2014.  All of the member reports are on file with the SEC and are available at no charge.
The unaudited pro forma information set forth below for the twelve months ended December 31, 2014 is intended to present supplemental data as if the proposed Reorganization of MC 25 Fund (the "Acquired Fund") into S&P 4 Fund (the "Acquiring Fund") (collectively, the "Funds") had occurred as of January 1, 2014. The Reorganization is intended to combine the Acquired Fund with a similar fund currently advised by Jackson National Asset Management, LLC ("JNAM" or "Funds Management"). The Acquiring Fund is advised by JNAM.  Subject to member approval, the Reorganization is expected to be effective as of the close of business on September 25 , 2015, or on a later date agreed upon by the VF LLC and JNLST (the "Closing Date").
The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, shareholders of the Acquired Fund would become shareholders of the Acquiring Fund.

The costs and expenses associated with the Reorganization relating to obtaining a consent of independent registered public accounting firm will be borne by Jackson National Asset Management, LLC, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the "Code") of the tax treatment of this transaction will be borne by the S&P 4 Fund. Each Fund will bear its proportionate share of the transaction expenses , which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable ("Transaction Costs"), associated with the Reorganization.  Such Transaction Costs are estimated to be $143,259.

The Funds currently have the same adviser, administrator, distributor, and fund accounting agent. Each service provider has entered into an agreement with JNAM which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.
As of December 31, 2014, the net assets of the Acquired Fund and the Acquiring Fund were $964,049,101 and $4,983,650,440, respectively. The net assets of the pro forma combined fund as of December 31, 2014 would have been $5,947,556,282 had the Reorganization occurred on that date.  The actual net assets of the Acquired Fund and the Acquiring Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the Acquiring Fund will be received by members of the Acquired Fund on the Closing Date.
On a pro forma basis for the twelve months ended December 31, 2014, the proposed Reorganization would result in a decrease of $2,887,847 in management fees, a decrease of $1,025,184 in administrative fees, and a decrease of $2,048,987 in 12b-1 distribution fees had the Reorganization occurred on January 1, 2014.  No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.
The proposed Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. It is expected that the Reorganization will be a tax-free transaction under Section 368(a)(1) of the Code for the Funds.  The Reorganization is not expected to result in any material adverse federal income tax consequences to the shareholders of the Acquired Fund.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Acquired Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required. As of December 31, 2014, the Acquired Fund and the Acquiring Fund had no net capital loss carryforwards.